UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2019

RISE GOLD CORP.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-53848	30-0692325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 – 669 Howe Street

Vancouver, British Columbia

Canada

(Address of principal executive offices)

V6C 0B4

(Zip Code)

Registrant’s telephone number, including area code: (604) 260-4577

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the exchange Act (17 CFR 240.13e -4)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03	Material Modifications to Rights of Security Holders

On December 16, 2019, a 1-for-10 reverse split (consolidation) of the Company’s authorized and issued shares of common stock (the “Reverse Split”) became effective at 12:01 a.m. in accordance with Nevada law (NRS Section 78.207). Thus, the consolidation was effective at the commencement of trading on December 16, 2019 on both the Canadian Securities Exchange (the “CSE”) in Canada under the symbol “RISE” and on the OTCQB in the United States under the symbol “RYES” (there was no name change or ticker symbol change in connection with the Reverse Split). The new CUSIP and ISIN are 76760M200 and US76760M2008, respectively.

The Reverse Split affects all issued and outstanding shares of the Company’s common stock and has resulted in each outstanding ten pre-split shares of common stock automatically combining into one new share of common stock. The Reverse Split did not impact any shareholder’s percentage ownership of the Company or voting power, except for the minimal effects resulting from the treatment of fractional shares. As a result of the Reverse Split, the total number of outstanding shares of common stock was reduced from approximately 220.5 million to approximately 22 million shares, and the authorized number of shares of common stock was also proportionately decreased from 400 million to 40 million shares. No fractional shares were issued as a result of the Reverse Split, as any fractional shares resulting from the Reverse Split were rounded up to the nearest whole share on a “per shareholder” basis. The par value of the common stock was unchanged by the Reverse Split and remains $0.001 per share.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The Reverse Split described in Item 3.03 above became effective on December 16, 2019 pursuant to a Certificate of Change filed by the Company with the Nevada Secretary of State. The Certificate of Change had the effect of amending the number of authorized and issued shares in the Company’s articles of incorporation, as described above in Item 3.03, the description of which is incorporated by reference in this Item 5.03.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press release dated December 16, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 16, 2019

RISE GOLD CORP.

/s/ Benjamin Mossman
Benjamin Mossman
Chief Executive Officer